UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

Indenture

On July 14, 2017, Venator Finance S.à r.l. and Venator Materials LLC (the “Venator Issuers”), each, an indirect wholly-owned subsidiary of Huntsman Corporation (the “Company”), entered into an indenture (the “Venator Indenture”), by and among the Venator Issuers and Wilmington Trust, National Association, a national banking association, as trustee (the “Trustee”), in connection with the issuance of $375,000,000 in aggregate principal amount of 5.75% Senior Notes due 2025 (the “Venator Notes”).  The Venator Notes were sold pursuant to a Purchase Agreement by and among the Venator Issuers and the initial purchasers party thereto (the “Initial Purchasers”) and were funded into escrow pursuant to an escrow agreement dated July 14, 2017, by and among the Venator Issuers and the Trustee, as escrow agent (the “Escrow Agreement”).  The Venator Issuers intend to use the net proceeds of the offering to repay intercompany debt the Venator Issuers owe to the Company, to pay a dividend to the Company and its subsidiaries and to pay related fees and expenses.

The Venator Notes are general unsecured senior obligations of the Venator Issuers and, upon completion of the Venator IPO (as defined below), will be guaranteed on a general unsecured senior basis by Venator Materials PLC, a public limited company organized under the laws of England and Wales (“Venator”), and certain of Venator’s subsidiaries.  The Venator Notes were issued in a transaction exempt from the registration requirements of the Securities Act of 1933.

The Venator Indenture imposes certain limitations on the ability of Venator and certain of its subsidiaries to, among other things, incur additional indebtedness secured by any principal properties, incur indebtedness of non-guarantor subsidiaries, enter into sale and leaseback transactions with respect to any principal properties and consolidate or merge with or into any other person or lease, sell or transfer all or substantially all of its properties and assets.

The Venator Notes bear interest at the rate of 5.75% per year payable semi-annually on January 15 and July 15 of each year, beginning on January 15, 2018. The Venator Notes will mature on July 15, 2025. The Venator Issuers may redeem the Venator Notes in whole or in part at any time prior to July 15, 2020 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium and accrued and unpaid interest, if any. The Venator Notes will be redeemable in whole or in part at any time on or after July 15, 2020 at the redemption prices in the Venator Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, at any time prior to July 15, 2020, the Venator Issuers may redeem up to 40% of the aggregate principal amount of the Venator Notes with an amount not greater than the net cash proceeds of certain equity offerings or contributions to Venator’s equity at 105.75% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the redemption date.  Upon the occurrence of certain change of control events (other than the Venator IPO, as defined below), holders of the Venator Notes will have the right to require that the Venator Issuers purchase all or a portion of such holder’s Venator Notes in cash at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase.

The foregoing does not constitute a complete summary of the terms of the Venator Indenture.  The description of the terms of the Venator Indenture is qualified in its entirety by reference to such agreement, which is filed herewith as Exhibit 4.1.

Following the completion of an internal reorganization, the Venator Issuers will be subsidiaries of Venator, an indirect wholly-owned subsidiary of the Company formed for the purpose of holding the Pigments and Additives business that is expected to be spun-off in connection with its proposed initial public offering (the “Venator IPO”).  If (i) the Venator IPO does not close and certain other conditions (the “Escrow Conditions”) are not satisfied on or prior to March 31, 2018 or (ii) in the reasonable judgment of the Venator Issuers, the Venator IPO will not close and such other conditions will not be satisfied on or prior to March 31, 2018, the Venator Notes will be subject to a special mandatory redemption. The special mandatory redemption price will be a price equal to 100% of the issue price of the Venator Notes, plus accretion (if any), plus accrued and unpaid interest from the issue date of the Venator Notes to, but not including, the redemption date.

Escrow Agreement

Pursuant to the Escrow Agreement, the proceeds of the offering were deposited in a segregated escrow account. The proceeds will remain in escrow until the date on which the Venator IPO is consummated and the Escrow Conditions are satisfied and the Venator Issuers have provided confirmation thereof to the Trustee to release the funds from escrow.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 with respect to the Indenture is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of July 14, 2017, by and among Venator Finance S.à r.l., Venator Materials LLC and Wilmington Trust, National Association, as trustee.
4.2	Form of 5.75% Senior Note (included as Exhibit A to Exhibit 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

/s/ BRANDON M. GRAY
Brandon M. Gray
Vice President and Treasurer

Dated: July 18, 2017

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Indenture, dated as of July 14, 2017, by and among Venator Finance S.à r.l., Venator Materials LLC and Wilmington Trust, National Association, as trustee.
4.2	Form of 5.75% Senior Note (included as Exhibit A to Exhibit 4.1).